Exhibit 10.35

Lock-Up Agreement

[ ], 2024

TD Securities (USA) LLC

Intrepid Partners, LLC

Jefferies LLC

c/o TD Securities (USA) LLC

1 Vanderbilt Avenue

New York, New York 10017

c/o Intrepid Partners, LLC

712 Fifth Avenue

New York, NY 10019

c/o Jefferies LLC

520 Madison Avenue

New York, NY 10022

Re: Proposed Private Placement by Sable Offshore Corp. (the “Company”)

The Company understands that TD Securities (USA) LLC (“TD Cowen”) and Jefferies LLC (“Jefferies”) will act as joint placement agents and Intrepid Partners, LLC (“Intrepid”) will act as a co-placement agent (each a “Placement Agent,” and collectively, the “Placement Agents”) for the Company in connection with the private placement of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), or the Company’s securities convertible into or exchangeable or exercisable for Common Stock (the “Private Placement”), pursuant to the terms of the engagement letter between the Company and the Placement Agents. The engagement letter contemplates that the Company will enter into a lockup agreement with the Placement Agents.

In consideration of the foregoing, the Company hereby agrees not to, without the prior written consent of TD Cowen and Jefferies, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, or submit to, or file with, the Securities and Exchange Commission, a registration statement under the Securities Act (other than (x) as contemplated in connection with the Private Placement or (y) post-effective amendments or prospectus supplements relating to the Company’s Registration Statement on Form S-1 (Registration No. 333-277072)) relating to, shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock, (ii) enter into any swap or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of any shares of Common Stock, or any such other securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of shares of Common Stock or such other securities, in cash or otherwise or (iii) publicly disclose the intention to undertake any of the foregoing, in each case, for a period ending on the 90th day following the effective date of the Subscription Agreements entered into in connection with the Private Placement (the “Lock-Up Period”); provided, however, that the Company may (A) effect the transactions contemplated hereby and in the Subscription Agreements entered into in connection with the Private Placement, (B) issue shares of Common Stock, options to purchase shares of Common Stock, or issue shares of Common Stock upon exercise or settlement of options, restricted stock units or performance-based restricted stock units, pursuant to any stock option, restricted stock unit, stock bonus or other stock plan or arrangement as in effect as of the date of this letter agreement, (C) issue shares of Common Stock pursuant to the conversion or exchange of convertible or exchangeable securities or exercise of warrants outstanding on the date of this letter agreement (D) issue up to 1,500,000 shares of Common Stock pursuant to a transaction previously approved by the Board of Directors of the Company with the Company’s Chief Executive Officer as of the date of this letter agreement or (E) file a registration statement on Form S-8 to register shares of Common Stock issuable pursuant to the terms of stock option, stock bonus or other stock plan or inducement arrangements.

This letter agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in such state.

This letter agreement may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or www.echosign.com) or other transmission method and any copy so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

If (i) prior to the execution of the Subscription Agreements, the Company advises the Placement Agents in writing that it has determined not to proceed with the Private Placement, (ii) the Subscription Agreements do not become effective by November 15, 2024 or (iii) the Subscription Agreements (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the equity securities to be sold thereunder, then this letter agreement shall immediately be terminated and the Company shall automatically be released from all of its obligations under this letter agreement.

[Signature page follows]

Very truly yours,

SABLE OFFSHORE CORP.

By:
Name: James C. Flores
Title: Chairman of the Board &
Chief Executive Officer